EXHIBIT 99.1

NGP Capital Resources Company Announces Third Quarter 2009 Financial Results and Portfolio Activity

HOUSTON, Nov. 5, 2009 (GLOBE NEWSWIRE) -- NGP Capital Resources Company (Nasdaq:NGPC) (the "Company") today announced its financial results for the third quarter ended September 30, 2009.

Highlights for the quarter ended September 30, 2009:

 Stockholders' equity:  $249.4 million
 Net asset value per share:  $11.53

 Operating Results:
 Net increase in stockholders' equity (net assets) from operations:
 $15.0 million
 Net investment income:  $3.7 million
 Net decrease in unrealized depreciation on portfolio securities, corporate notes and commodity derivative instruments:  $11.3 million
 Dividends declared per common share:  $0.15

 Portfolio and Investment Activity:
 New investments made in portfolio companies during period: $12.1 million
 Total invested in portfolio companies at September 30, 2009:  $257 million
 Number of portfolio companies at September 30, 2009:  18

Portfolio and Investment Activity

During the quarter ended September 30, 2009, the Company funded $12.1 million to existing portfolio companies and received $24.9 million in repayments. The Company did not add any new companies to its portfolio during the third quarter of 2009. At September 30, 2009, the Company's targeted investment portfolio consisted of eighteen portfolio companies totaling $257 million. The Company had commitments to fund an additional $5.3 million on total committed amounts of $262.3 million.

The weighted average yield on targeted portfolio investments (excluding revenue from commodity derivative transactions) was 3.63% at September 30, 2009. The weighted average yield on investments in corporate notes was 5.82%, and the weighted average yield on investments in cash and cash equivalents was 0.64%. The weighted average yield on the Company's total capital invested at September 30, 2009 was 3.16%.

Operating Results - Three months ended September 30, 2009

Investment income totaled $6.0 million for the quarter ended September 30, 2009, with $5.9 million attributable to interest from the Company's targeted portfolio investments, $0.8 million attributable to income from commodity derivative instruments, $0.9 million net loss attributable to royalty income, net of amortization, and $0.2 million net income attributable to investments in corporate notes, cash equivalents and fee income from third parties and affiliates. Operating expenses for the quarter ended September 30, 2009 were $3.2 million and included $1.5 million of advisory and management fees, $0.5 million of interest expense and credit facility fees and $1.2 million of general and administrative expenses. The resulting net investment income for the third quarter of 2009, including a $0.9 million tax benefit, was $3.7 million.

For the three months ended September 30, 2009, the Company experienced a net decrease in unrealized depreciation of $11.3 million, consisting of an $11.1 million increase in targeted portfolio fair value, a $0.7 million decrease in the fair value of commodity derivative instruments and a $0.9 million increase in the fair value of corporate notes. The increase in targeted portfolio fair value was largely a result of changes in the estimated current market values of underlying assets. The decrease in the fair value of commodity derivative instruments was a result of the reversal of prior period unrealized appreciation due to realizations in the third quarter of 2009.

Overall, the Company had a net increase in stockholders' equity (net assets) resulting from operations of $15.0 million, or $0.69 per common share, for the three months ended September 30, 2009 and dividends declared during the period of $0.15 per common share, resulting in stockholders' equity (net assets) per common share of $11.53 as of September 30, 2009.

Subsequent Events

On October 2, 2009, the Company entered into a Fourth Amendment to Amended and Restated Revolving Credit Agreement (the "Fourth Amendment'), among the Company, the lender parties thereto and SunTrust Bank, as administrative agent for the lenders. The Fourth Amendment extended the maturity of the Company's Investment Facility from August 31, 2010 to August 31, 2012. The Investment Facility is priced at LIBOR plus 425 to 575 basis points, depending on the amount drawn. The Company paid a 100 basis point fee in conjunction with the extension of the maturity. Three of the four banks in the syndicate reduced their commitments, resulting in the reduction of the current commitments under the Investment Facility from $87.5 million to $67.5 million.

On October 9, 2009, the Company sold its entire investment in Venoco Inc. Senior Notes for approximately $12.3 million, resulting in a realized capital gain of approximately $307,000.

On October 14, 2009, the Company closed an investment with ATP Oil & Gas Corporation ("ATP"). The Company acquired a limited term overriding royalty interest in certain oil and gas producing properties operated by ATP for $15.0 million. The investment will be accounted for as a dollar denominated production payment.

Conference Call at 11:00 a.m. Eastern Time on November 5, 2009

The Company invites all interested persons to participate in its conference call on November 5, 2009 at 11:00 a.m. Eastern Time. The dial-in number for the call is (888) 765-5547. International callers should dial (913) 312-1517.

The Company will maintain an audio replay of the call from 2:00 p.m. Eastern Time on November 5, 2009 through midnight November 11, 2009. The replay dial-in number is (888) 203-1112. International callers should dial (719) 457-0820. The replay pass code is 2442617. The call will also be accessible via the internet, on our Investor Relations page at www.ngpcrc.com.

                NGP CAPITAL RESOURCES COMPANY
                 CONSOLIDATED BALANCE SHEETS

                                        Sept. 30, 2009  Dec. 31, 2008
                                        --------------  --------------
                                          (Unaudited)
 Assets
  Investments in portfolio securities
   at fair value (cost: $257,026,622
   and $294,432,215, respectively)      $  193,728,176  $  244,229,568
  Investments in corporate notes
   at fair value (cost: $11,551,596
   and $11,586,899, respectively)            8,697,900       6,350,000
  Investments in commodity derivative
   instruments at fair value (cost:
   $140,825 and $774,095, respectively)        616,053       8,212,872
                                        --------------  --------------
   Total investments                       203,042,129     258,792,440
                                        --------------  --------------

  Cash and cash equivalents                 83,506,819     133,805,575
  Interest receivable                        1,095,418       2,410,360
  Prepaid assets and other
   current assets                            1,146,045       1,940,282
  Deferred tax assets                        7,033,472         200,000
                                        --------------  --------------
   Total current assets                     92,781,754     138,356,217
                                        --------------  --------------

  Deferred tax assets                               --       3,600,000
                                        --------------  --------------
   Total assets                         $  295,823,883  $  400,748,657
                                        ==============  ==============

 Liabilities and stockholders'
  equity (net assets)
 Current liabilities
  Accounts payable and accrued expenses $      674,190  $      512,926
  Management and incentive fees payable      1,540,756       2,016,214
  Dividends payable                          3,244,230       8,867,563
  Income taxes payable                          93,787       3,529,308
  Current portion of long-term debt         40,000,000      75,000,000
                                        --------------  --------------
   Total current liabilities                45,552,963      89,926,011
                                        --------------  --------------
 Deferred tax liabilities                      854,605              --
 Long-term debt, less current portion               --      45,000,000
                                        --------------  --------------

 Total liabilities                          46,407,568     134,926,011
                                        --------------  --------------
 Commitments and contingencies

 Stockholders' equity (net assets)
  Common stock, $.001 par value,
   250,000,000 shares authorized;
   21,628,202 shares issued and
   outstanding                                  21,628          21,628
   Paid-in capital in excess of par        315,184,191     315,184,191
   Undistributed net investment
    income (loss)                           (2,096,939)     (3,420,716)
   Undistributed net realized
    capital gain (loss)                      1,984,349       2,038,312
   Net unrealized appreciation
   (depreciation) of portfolio
   securities, corporate notes and
   commodity derivative instruments        (65,676,914)    (48,000,769)
                                        --------------  --------------

   Total stockholders' equity
   (net assets)                            249,416,315     265,822,646
                                        --------------  --------------

 Total liabilities and stockholders'
  equity (net assets)                   $  295,823,883  $  400,748,657
                                        ==============  ==============

 Net asset value per share              $        11.53  $        12.29
                                        ==============  ==============

                     NGP CAPITAL RESOURCES COMPANY
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                               (Unaudited)

                      For the Three Months      For the Nine Months
                            Ended                      Ended
                    ------------------------  ------------------------
                     Sept. 30,    Sept. 30,    Sept. 30,     Sept. 30,
                       2009         2008          2009         2008
                    -----------  -----------  -----------  -----------
Investment income
  Interest income   $ 6,091,199  $ 7,638,673  $18,658,074  $24,168,913
  Royalty income
  (loss), net of
  amortization         (927,004)   2,452,763   (4,595,107)   3,573,202
  Commodity
  derivative income,
  net of expired
  options               829,946     (274,625)   5,884,027     (274,625)
  Other income           27,526       52,877      144,264      137,767
                    -----------    ---------  -----------  -----------

   Total investment
    income            6,021,667    9,869,688   20,091,258   27,605,257
                    -----------    ---------  -----------  -----------

 Operating expenses
  Management fees     1,540,756    1,944,869    5,021,782    5,583,084
  Incentive fees             --    2,526,011           --    2,526,011
  Professional fees     214,591      174,150      701,217      607,519
  Insurance expense     199,959      198,812      600,140      596,442
  Interest expense
   and fees             446,600    1,470,091    2,541,151    5,351,738
  State and excise
   taxes                 30,047           --       42,732       32,712
  Other general
   and
   administrative
   expenses             718,585      690,152    2,261,123    2,134,624
                    -----------    ---------  -----------  -----------

   Total operating
   expenses           3,150,538    7,004,085   11,168,145   16,832,130
                    -----------    ---------  -----------  -----------

 Net investment
  income (loss)
  before income
  taxes               2,871,129    2,865,603    8,923,113   10,773,127

 Benefit (provision)
  for income taxes      847,254    1,400,000    2,565,919    1,392,808
                    -----------    ---------  -----------  -----------

 Net investment
  income (loss)       3,718,383    4,265,603   11,489,032   12,165,935
                    -----------    ---------  -----------  -----------

 Net  realized
  capital gain
  (loss) on
  investments
  Net realized
   capital gain
   (loss) on
   portfolio
   securities,
   corporate notes
   and commodity
   derivative
   instruments               --   18,301,090      (53,963)  18,301,090
  Benefit
   (provision)
   for taxes on
   capital gain              --   (4,300,000)          --   (4,300,000)
                    -----------  -----------  -----------  -----------

    Total net
     realized
     capital gain
     (loss) on
     investments             --   14,001,090      (53,963)  14,001,090
                    -----------  -----------  -----------  -----------

 Net increase
  (decrease) in
  unrealized
  appreciation
  (depreciation) on
  portfolio
  securities,
  corporate notes
  and commodity
  derivative
  instruments        11,313,227   (3,812,904) (17,676,145)  (3,947,727)
                    -----------  -----------  -----------  -----------

 Net increase
  (decrease) in
  stockholders'
  equity (net
  assets) resulting
  from operations   $15,031,610  $14,453,789  $(6,241,076) $22,219,298
                    ===========  ===========  ===========  ===========

 Net increase
  (decrease) in
  stockholders'
  equity (net
  assets)resulting
  from operations
  per common share  $      0.69  $      0.66  $     (0.29) $      1.02
                    ===========  ===========  ===========  ===========

 Per Share Data (1)    For the Three Months       For the Nine Months
                             Ended                     Ended
                    ------------------------  ------------------------
                     Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,
                      2009          2008          2009         2008
                    -----------  -----------  -----------  -----------
                    (unaudited)  (unaudited)   (unaudited)  (unaudited)
                    -----------  -----------  -----------  -----------

 Net asset value,
  beginning of
  period            $     10.99  $     14.08  $     12.29  $     14.30
                    -----------  -----------  -----------  -----------

 Net increase in
  net assets from
  secondary public
  offering                   --           --           --         0.22
                    -----------  -----------  -----------  -----------

 Net asset value
  after public
  offering                10.99        14.08        12.29        14.52
                    -----------  -----------  -----------  -----------

 Net investment
  income                   0.17         0.20         0.53         0.56
 Net realized and
  unrealized gain
  (loss) on
  portfolio
  securities,
  corporate notes
  and commodity
  derivative
  instruments              0.52         0.46        (0.82)        0.46
                    -----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  stockholders'
  equity (net
  assets)resulting
  from operations          0.69         0.66        (0.29)        1.02
                    -----------  -----------  -----------  -----------

 Net asset value
  before dividends        11.68        14.74        12.00        15.54

 Dividends declared       (0.15)       (0.40)       (0.47)       (1.20)
                    -----------  -----------  -----------  -----------

 Net asset value,
  end of period     $     11.53  $     14.34  $     11.53  $     14.34
                    ===========  ===========  ===========  ===========

(1) Per Share Data is based on common shares outstanding at
 end of period.

About NGP Capital Resources Company

NGP Capital Resources Company is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio is principally invested in energy related private companies. From time to time, the Company may also invest in public companies. The Company invests primarily in senior secured and mezzanine loans in furtherance of its business plan and in some instances receives equity investments in portfolio companies in connection with such investments. NGP Capital Resources Company is managed by NGP Investment Advisor, LP, an affiliate of NGP Energy Capital Management, L.L.C. NGP Energy Capital Management, L.L.C., based in Irving, Texas, is a leading investment firm with over $9.5 billion of cumulative capital under management since inception, serving all sectors of the energy industry.

The NGP Capital Resources Company logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4362

This press release may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission (the "SEC").

We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the Company carefully before investing. Such information and other information about the Company is available in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

INVESTMENT CONTACT: Please send investment proposals to: NGP Capital Resources Company, John Homier (jhomier@ngpcrc.com), Kelly Plato (kplato@ngpcrc.com), Dan Schockling (dschockling@ngpcrc.com), Hans Hubbard (hhubbard@ngpcrc.com), or Chris Ryals (cryals@ngpcrc.com), 713-752-0062.

INVESTOR RELATIONS CONTACT: Steve Gardner (investor_relations@ngpcrc.com), 713-752-0062.

CONTACT:  NGP Capital Resources Company
          Investor Relations Contact:
          Steve Gardner
          713-752-0062
          investor_relations@ngpcrc.com